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Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Corgenix Medical Corporation, a Nevada corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended June 30, 2014 as filed with the Securities an Exchange Commission (the "10-K Report") that:

  i.
  the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  ii.
  the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: September 10, 2014

        This Certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This written statement shall not be deemed to be "filed" as part of the annual report on Form 10-K that it accompanies.

/s/ DOUGLASS T. SIMPSON President and Chief Executive Officer
/s/ WILLIAM H. CRITCHFIELD Senior Vice President and Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE